Exhibit 10.5

SUPPLEMENT NO. 1 dated as of September 29, 2010, to the U.S. Security Agreement dated as of July 27, 2010 and as amended and restated on September 21, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantors identified therein and Citicorp USA, Inc., as Collateral Agent.

A. Reference is made to that certain Credit Agreement dated as of July 27, 2010, as amended and restated on August 6, 2010 and as further amended and restated on September 21, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PINAFORE, LLC, a Delaware limited liability company, PINAFORE, INC., a Delaware corporation (collectively, the “Borrowers”), PINAFORE ACQUISITIONS LIMITED (“Holdings”), the other Guarantors from time to time party thereto, Citibank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, the Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the other agents named therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement and the Security Agreement, in each case, as applicable.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 6.13 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrowers may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned (the “New Grantors”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the Collateral Agent and each New Grantor hereby agree as follows:

SECTION 1. In accordance with Section 6.13 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby collaterally assign and pledge to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties a security interest in all of such New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Grantor and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 5. THE TERMS OF SECTIONS 10.15 AND 10.16 OF THE CREDIT AGREEMENT WITH RESPECT TO GOVERNING LAW, SUBMISSION OF JURISDICTION, VENUE AND WAIVER OF JURY TRIAL ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

SECTION 6. EACH PARTY TO THIS SUPPLEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.01 OF THE SECURITY AGREEMENT. NOTHING IN THIS SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS SUPPLEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 7. Neither this Supplement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement and subject to Section 6.02 of the Security Agreement.

SECTION 8. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 10. Each New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent, in each case, to the extent contemplated by Section 10.04 of the Credit Agreement.

SECTION 11. Notwithstanding anything to the contrary in the Security Agreement, the parties hereto agree that (a) with respect to each New Grantor that is a Foreign Loan Party, Collateral shall be limited to now owned or hereafter acquired (i) Capital Stock of the Domestic Subsidiaries owned by such New Grantor, (ii) all dividends and distributions in respect thereof, (iii) all rights relating thereto or arising thereunder and (iv) all proceeds thereof (collectively the “US Collateral”) and (b) the representations, warranties and covenants set forth herein shall apply to such Foreign Loan Parties only with respect to the respective US Collateral.

[Signature pages follow]

IN WITNESS WHEREOF, Each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

CARRIAGE HOUSE FRUIT COMPANY
BROADWAY MISSISSIPPI DEVELOPMENT, LLC GATES DEVELOPMENT CORPORATION GATES INTERNATIONAL HOLDINGS, LLC
AIR SYSTEM COMPONENTS, INC. AQUATIC CO. AQUATIC TRUCKING CO.
BUFFALO HOLDING COMPANY CONERGICS CORPORATION DEXTER AXLE ACQUISITION CORP.
DEXTER AXLE COMPANY DEXTER AXLE TRUCKING COMPANY EPICOR INDUSTRIES, INC.
GATES MECTROL, INC. GATES WINHERE, LLC HART & COOLEY TRUCKING COMPANY
HART & COOLEY, INC. NRG INDUSTRIES, INC. (Delaware entity) PLEWS, INC.
RUSKIN COMPANY RUSKIN SERVICE COMPANY SCHRADER ELECTRONICS, INC.
SCHRADER INTERNATIONAL HOLDING CO. SCHRADER, LLC SCHRADER-BRIDGEPORT INTERNATIONAL, INC.
SELKIRK AMERICAS, L.P. SELKIRK CANADA HOLDINGS, L.P. SELKIRK CORPORATION
SELKIRK IP L.L.C. THE GATES CORPORATION TOMKINS AUTOMOTIVE HOLDING CO.
TOMKINS CORPORATION TOMKINS U.S., L.P.

By:	/s/ James Nicol
Name:	James Nicol
Title:	Authorized Officer

WALTHAM REAL ESTATE HOLDING CO.
E INDUSTRIES, INC. KOCH FILTER CORPORATION DEXTER CHASSIS GROUP, INC.
EASTERN SHEET METAL, INC. FBN TRANSPORTATION, INC. TOMKINS INDUSTRIES, INC.
IDEAL CLAMP PRODUCTS, INC. GLASS MASTER CORPORATION

NATIONAL DUCT SYSTEMS, INC.
NRG INDUSTRIES, INC. (Texas entity) ROOFTOP SYSTEMS, INC. HYTEC, INC.

By:	/s/ James Nicol
Name:	James Nicol
Title:	Authorized Officer

GATES HOLDINGS LIMITED TOMKINS ENGINEERING LIMITED TOMKINS OVERSEAS INVESTMENTS LIMITED

By:	/s/ James Nicol
Name:	James Nicol
Title:	Authorized Officer

MONTISK INVESTMENTS NETHERLANDS C.V.

By:	/s/ James Nicol
Name:	James Nicol
Title:	Authorized Officer

Representing each of:
Tomkins Investments Company S.a.r.l.,
Tomkins American Investments S.a.r.l. and
Tomkins Luxembourg S.a.r.l.
for itself and
Montisk Investments Netherlands C.V.

TOMKINS AUTOMOTIVE COMPANY, S.A.R.L.
TOMKINS LUXEMBOURG, S.A.R.L.

By:	/s/ John Zimmerman
Name:	John Zimmerman
Title:	Chief Financial Officer

TOMKINS SC1 LIMITED

By:	/s/ John Zimmerman
Name:	John Zimmerman
Title:	Attorney

CITICORP USA, INC., as Collateral Agent

By:	/s/ Caesar Wyszomirski
Name:	Caesar Wyszomirski
Title:	Director